UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2006

Celtron International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-28739	91-1903590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6779 Mesa Ridge Road, Suite 100

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(877) 437-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note:

As a result of the transaction described in Item 2.01 below, Celtron International, Inc., a Nevada corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K to supplement the disclosures in the Form 8-K filed by the Company on January 6, 2006 (the “Initial Filing”), to (a) provide the information required by Form 10-SB applicable to shell companies, and (b) to include the financial statements for the Company as required by in Item 9.01. The other information disclosed in the Initial Filing remains unchanged and is not amended hereby.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Company and Satellite Security Systems, Inc., a California corporation (“Satellite”), entered into an Agreement and Plan of Merger dated December 9, 2005 (the “Merger Agreement”). On December 31, 2005, pursuant to the terms of the Merger Agreement, Satellite merged with and into a wholly owned subsidiary of the Company whereby the Company issued one share of its common stock in exchange for each 3.12 shares of Satellite outstanding (the “Merger”). Holders of the 32,979,813 outstanding shares of the Company’s common stock continued to hold their stock following the Merger and there were no monetary assets exchanged to these holders. As a result of the Merger, the former shareholders of Satellite own approximately 66% of the Company.

Prior to the Merger, the Company’s principal asset was the ownership of a 70% interest in the common stock of Orbtech Holdings, Inc. (“Orbtech”), a South African company. On October 21, 2005, the Company entered into an agreement with Buytron, Inc. (“Buytron”), a company that was formed for the purpose of holding shares of common stock of the Company. Under the terms of the agreement, the Company eliminated a portion of its control in Orbtech by reducing the number of its ownership shares in exchange for the cancellation of certain shares of Company common stock that the principal shareholder of Buytron owned. The principal shareholder of Buytron was also an owner of Orbtech. The result of this transaction was that the Company reduced its ownership percentage in Orbtech from approximately 70% to approximately 42.5% (from a consolidated entity to an equity investment accounted for as such), and 4,146,759 shares of common stock of the Company previously owned by a Buytron shareholder were cancelled.

As of December 31, 2005, the Company’s 42.5% share of the book value of Orbtech was approximately $40,000. Based on the fact that Orbtech has incurred significant losses from operations for the current and past years, management recorded a 100 percent impairment of its equity position, thereby writing off the entire carrying amount of its investment, with the Company effectively remaining a public shell.

FORM 10-SB DISCLOSURE

PART 1

Item 1.	Description of Business

Incorporated herein by reference to Item 1 of the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Item 2.	Management’s Discussion and Analysis or Plan of Operation

Incorporated herein by reference to Item 6 of the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Item 3.	Description of Property

Incorporated herein by reference to Item 2 of the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Item 4.	Security Ownership of Certain Beneficial Owners and Management

Incorporated herein by reference to Item 11 of the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Item 5.	Directors and Executive Officers, Promoters and Control Persons

Incorporated herein by reference to the Company’s Definitive Information Statement on Schedule 14(C) filed with the Securities and Exchange Commission on May 1, 2006.

Item 6.	Executive Compensation

Incorporated herein by reference to the Company’s Definitive Information Statement on Schedule 14(C) filed with the Securities and Exchange Commission on May 1, 2006.

Item 7.	Certain Relationships and Related Transactions

Incorporated herein by reference to the Company’s Definitive Information Statement on Schedule 14(C) filed with the Securities and Exchange Commission on May 1, 2006.

Item 8.	Description of Securities

Our Articles of Incorporation, as amended to date, authorizes us to issue up to 100,000,000 shares of common stock. As of May 22, 2006, we had 98,056,563 shares of common stock issued and outstanding. The transfer agent and registrar for our common stock and is American Register & Transfer Company, 342 East 900 South, Salt Lake City, Utah 84111.

Holders of our common stock are entitled to one vote for each share on all matters to be voted on by our stockholders. Holders of our common stock do not have any cumulative voting rights. Common stockholders are entitled to share ratably in any dividends that may be declared from time to time on the common stock by our board of directors from funds legally available for dividends. Holders of common stock do not have any preemptive right to purchase shares of common stock. There are no conversion rights or sinking fund provisions for our common stock.

PART II

Item 1.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Incorporated herein by reference to Item 5 of the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Item 2.	Legal Proceedings

Incorporated herein by reference to Item 3 of the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Item 3.	Changes In and Disagreements With Accountants on Accounting and Financial Disclosure.

On January 5, 2006, the Company dismissed its independent accountant, Cordovano and Honeck, LLP, and appointed a new independent accountant, Tauber & Balser, P.C., 1155 Perimeter Center West, Suite 600, Atlanta, Georgia 30338-5416; telephone 404-261-7200, in place and in stead of Cordovano and Honeck, LLP. The decision to change accountants was approved by the Company’s Board of Directors.

The report on the Company’s financial statements for the periods ended December 31, 2004 and December 31, 2003, were issued by Cordovano and Honeck, LLP, and did not contain an adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles, except that the reports on the financial statements for the two most recent fiscal years contained a going concern qualification.

During the two most recent fiscal years, and the interim period preceding the dismissal of Cordovano and Honeck, LLP there were no disagreements with the Company’s independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the independent accountants, would have caused them to make reference to the subject matter of the disagreements in connection with the reports.

Item 4.	Recent Sales of Unregistered Securities

Incorporated herein by reference to Item 5 of the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Item 5.	Indemnification of Directors and Officers

Chapter 78 of the Nevada General Corporation Law (“NGCL”) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he is not liable pursuant to NGCL Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NGCL Chapter 78 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he is not liable pursuant to NGCL Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court or other court of competent jurisdiction in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court or other court of competent jurisdiction shall deem proper.

Our Articles of Incorporation, as amended, and By-laws, as amended, provide that we may indemnify our officers, directors, agents and any other persons to the fullest extent permitted by the NGCL.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

It was impracticable for the Company to provide the required financial statements for Satellite called for by Item 9.01(a) at the time of the Initial Filing. Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the audited financial statements of Satellite, as of December 31, 2005 and for the years ended December 31, 2005 and 2004 are incorporated by reference to the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006. The Company’s acquisition of Satellite was accounted for as a reverse acquisition with Satellite as the accounting acquirer and the Company as the surviving company for legal purposes. Consequently, the Company’s consolidated financial statements for the years ended December 31, 2005 and 2004, which are incorporated herein by reference, include the historical results of operations of Satellite, the accounting acquirer.

(a)	Financial Statements of Businesses Acquired.

Incorporated by reference to the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

(b)	Pro-Forma Financial Information.

Because the acquisition of Satellite occurred on December 31, 2005 and the transaction was accounted for as a reverse acquisition the pro forma financial information for the Company as of that date is the same as the historical information of Satellite set form under Item 9.01(a) above.

(c)	Exhibits:

99.1	Audited Financial Statements of Celtron International, Inc. as of December 31, 2005 and for the years ended December 31, 2005 and 2004, incorporated herein by reference to the Company’s Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELTRON INTERNATIONAL, INC.

May 22, 2006	By:	/s/ John L. Phillips
Name: John L. Phillips
Title: Chief Executive Officer